Offerings - Offering: 1	Aug. 19, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Asset-Backed Securities
Security Class Title	Senior Secured Securitization Bonds, Series 2026A
Amount Registered | shares	1,000,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 1,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 138.10
Offering Note	Estimated solely for the purpose of calculating the registration fee.